UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 27, 2025

Kewaunee Scientific Corporation

(Exact name of registrant as specified in its charter)

Delaware	0-5286	38-0715562
(State or other jurisdiction	(Commission	(IRS. Employer
of incorporation)	File Number)	Identification No.)

2700 West Front Street
Statesville, North Carolina	28677
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 704-873-7202

N/A

(Former name or former address, if changed since last report.)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $2.50 par value	KEQU	The Nasdaq Global Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On August 27, 2025, Kewaunee Scientific Corporation (the “Company”) held its Annual Meeting of Shareholders (the “Annual Meeting”). At the Annual Meeting, the Company’s shareholders voted on the matters set forth below.

1. The nominees named below were re-elected as Class III directors for three-year terms as follows:

Name of Nominee	For	Withheld	Non-Votes
Margaret B. Pyle	1,633,067	189,229	537,449
Donald F. Shaw	1,730,171	92,125	537,449

2. The appointment of the independent registered public accounting firm of Forvis Mazars, LLP as the Company’s independent auditors for fiscal year 2026 was ratified as follows:

For	Against	Abstained
2,356,636	2,119	990

3. The compensation of the Company’s named executive officers was approved on an advisory basis as follows:

For	Against	Abstained	Non-Votes
1,448,991	103,177	270,128	537,449

4. An advisory vote on whether the frequency of holding an advisory vote on the compensation of our named executive officers should be every one year, two years, or three years resulted in the following votes:

1 Year	2 Years	3 Years	Abstained	Non-Votes
1,512,884	1,194	306,985	1,233	537,449

In accordance with the recommendation of the Company’s Board of Directors and consistent with the vote of the Company’s stockholders, the Company will include an advisory non-binding vote of the Company’s stockholders on the compensation of the Company’s named executive officers in its proxy materials on an annual basis until the occurrence of the next advisory vote on the frequency of future advisory votes on the compensation of our named executive officers or until the Board of Directors determines that a different frequency is in the best interests of the Company’s stockholders.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

(Registrant) Kewaunee Scientific Corporation

Date: August 29, 2025	/s/ Donald T. Gardner III
Donald T. Gardner III
Vice President, Finance and Chief Financial Officer